UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 8, 2007

SAIC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Our 2006 Equity Incentive Plan was initially adopted by our Board of Directors in November 2005 and approved by our stockholders in September 2006. In March 2007, our Board of Directors recommended that the 2006 Equity Incentive Plan, along with certain proposed amendments to the Plan (the 2006 Equity Incentive Plan as proposed to be amended, the “Plan”), be submitted to our stockholders for their approval. In order that we may be able to continue to deduct certain items of compensation paid to certain of our executive officers for federal income tax purposes, certain terms and provisions of the Plan under which we provide “performance-based compensation” were also submitted for stockholder approval. At the Annual Meeting of Stockholders on June 8, 2007, our stockholders approved the material terms of and amendments to the Plan.

The Plan provides for the grant to our employees, directors, and consultants of stock options, stock appreciation rights (“SARs”), stock awards (including restricted stock, restricted stock units, deferred stock, performance shares and other similar types of awards, including other awards under which recipients are not required to pay any purchase or exercise price, such as phantom stock rights) and cash awards designed to comply with certain federal tax rules. All equity awards granted under the Plan will be granted with respect to shares of our common stock and/or class A preferred stock.

Among other things, the Plan was amended by:

•	Increasing the limit on the number of option and SAR shares that may be granted to any employee during a fiscal year from 1,000,000 to 3,000,000;

•

Limiting the aggregate amount of cash awards that may be granted to an employee under the Plan during a fiscal year to $5,000,000 and the aggregate number of shares subject to stock awards that may be granted to an employee during a fiscal year to 2,000,000 shares;

•	Clarifying that shares not issued to a Plan participant following a “net exercise” of a stock option or the exercise of a SAR remain available for issuance in the future under the Plan;

•	Eliminating the ability to reprice options or SARs without stockholder approval; and

•	Eliminating the ability to grant options having an exercise price below the fair market value of our stock on the date the option is granted.

The foregoing description of the amendments to the Plan does not purport to be complete and is qualified in its entirety by reference to the description of the Plan set forth under the caption “Proposal IV-Approval of Material Terms of and Certain Amendments to our 2006 Equity Incentive Plan” in the Company’s 2007 Proxy Statement, filed with the Securities and Exchange Commission on May 1, 2007 and by the full text of the Plan filed as Exhibit 10.1 to this Current Report, both of which are incorporated into this Current Report by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Registrant’s 2006 Equity Incentive Plan (as amended June 8, 2007)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)		SAIC, INC.

Date: June 14, 2007	By:	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Executive Vice President
General Counsel and Secretary

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